                                                                   Exhibit 10.16


                               SECOND AMENDMENT
                               ----------------

          SECOND AMENDMENT (this "Amendment"), dated as of May 24, 1999, among GLOBE HOLDINGS, INC., a Massachusetts corporation ("Holdings"), GLOBE MANUFACTURING CORP., an Alabama corporation (the "Borrower"), the several lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), MERRILL LYNCH, PIERCE, FENNER & SMITH, INC., as Syndication Agent (the "Syndication Agent"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, Holdings, the Borrower, the Lenders, the Syndication Agent and the Administrative Agent are party to a Credit Agreement, dated as of July 31, 1998 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement"); and

          WHEREAS, the Borrower has requested that the Lenders provide the amendment provided for herein and the Lenders have agreed to provide such amendment on the terms and conditions set forth herein;

          NOW, THEREFORE, it is agreed:

          1. Section 8.07 of the Credit Agreement is hereby amended by inserting the following new clause (i) at the end thereof:

               "(i) In addition to the foregoing, the Borrower may incur up to $3,500,000 of Capital Lease Obligations for a new SAP computer system so long as such obligations are incurred in its 1999 fiscal year."

          2. In order to induce the Lenders to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined below), both before and after giving effect to this Amendment, and (ii) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the Second Amendment Effective Date, both before and after giving effect to this Amendment.

          3. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when the Administrative Agent, the Required Lenders, Holdings and the Borrower shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent as provided in
Section 12.02 of the Credit Agreement.


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          4.   This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit
Agreement or any other Loan Document.

          5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          6. All references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

          7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                     * * *

           IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.


                                 GLOBE HOLDINGS, INC.

                                 By: /s/ Lawrence R. Walsh
                                     -----------------------
                                     Name: LAWRENCE R. WALSH
                                     Title: VICE PRESIDENT


                                 GLOBE MANUFACTURING CORP.

                                 By: /s/ Lawrence R. Walsh
                                     -----------------------
                                     Name: LAWRENCE R. WALSH
                                     Title: VICE PRESIDENT


                                 BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, as
                                   Administrative Agent

                                 By: /s/ Dietmar Scheil
                                     ---------------------
                                     Name: DIETMAR SCHEIL
                                     Title: VICE PRESIDENT


                                 BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, as
                                   Lender

                                 By: /s/ Heidi-Anne Sandquist
                                     --------------------------
                                     Name: HEIDI-ANNE SANDQUIST
                                     Title: VICE PRESIDENT

                                 MERRILL LYNCH CAPITAL CORPORATION

                                 By: /s/ Carol J.E. Feeley
                                    ----------------------------
                                    Name: CAROL J.E. Feeley
                                    Title: VICE PRESIDENT/DIRECTOR


                                 ALLIANCE INVESTMENT
                                    OPPORTUNITIES FUND, L.L.C.
                                    By: Alliance Investment Opportunities
                                    Management L.L.C., as Managing Member
                                    By: Alliance Capital Management L.P., as
                                    Managing Member
                                    By: Alliance Capital Management
                                    Corporation, as General Partner

                                 By: /s/ Nelson Jantzen
                                    ----------------------------
                                     Name: NELSON JANTZEN
                                     Title: SENIOR VICE PRESIDENT


                                 ALLSTATE INSURANCE COMPANY

                                 By:
                                    ----------------------------
                                    Name:
                                    Title:


                                 ALLSTATE LIFE INSURANCE COMPANY

                                 By:
                                    ----------------------------
                                    Name:
                                    Title:

                                 ARCHIMEDES FUNDING, L.L.C.

                                 By: ING Capital Advisors, Inc., as Collateral
                                     Manager

                                 By:  /s/ JANE M. NELSON
                                     -------------------------------
                                 Name:  Jane M. Nelson
                                 Title: Senior Vice President


                                 BHF-BANK AKTIENGESELLSCHAFT

                                 By:  /s/ MICHAEL PELLERITO
                                     -------------------------------
                                 Name:  Michael Pellerito
                                 Title: Assistant Vice President

                                 By:  /s/ PERRY FORMAN
                                     -------------------------------
                                 Name:  Perry Forman
                                 Title: Vice President


                                 CYPRESS TREE INSTITUTIONAL FUND, LLC

                                 By: Cypress Tree Investment Management Company,
                                     Inc., its Managing Manager

                                 By:  /s/ TIMOTHY M. BARNES
                                     -------------------------------
                                 Name:  Timothy M. Barnes
                                 Title: Managing Director


                                 CYPRESS TREE INVESTMENT FUND, LLC

                                 By:  Cypress Tree Investment Management
                                      Company, Inc., its Managing Manager

                                 By:  /s/ TIMOTHY M. BARNES
                                     -------------------------------
                                 Name:  Timothy M. Barnes
                                 Title: Managing Director

                                 CYPRESS TREE INVESTMENT MANAGEMENT COMPANY,
                                    INC.

                                 As: Attorney-in-Fact and on behalf of First
                                     Allmerica Financial Life Insurance Company as Portfolio Manager

                                 By: /s/ TIMOTHY M. BARNES
                                    -----------------------------------------
                                 Name:  Timothy M. Barnes
                                 Title: Managing Director


                                 EATON VANCE SENIOR INCOME TRUST

                                 By: Eaton Vance Management, as Investment
                                     Advisor

                                 By: /s/ PAYSON F. SWAFFIELD
                                    -----------------------------------------
                                 Name:  Payson F. Swaffield
                                 Title: Vice President


                                 FIRST SOURCE FINANCIAL LLP

                                 By: First Source Financial Inc., its
                                     Agent/Member

                                 By: /s/ JEFFREY A. CERNY
                                    -----------------------------------------
                                 Name:  Jeffrey A. Cerny
                                 Title: Vice President


                                 FLEET NATIONAL BANK

                                 By: /s/ OLIVER BENNETT
                                    -----------------------------------------
                                 Name:  Oliver Bennett
                                 Title: Senior Vice President

                                 HELLER FINANCIAL, INC.

                                 By:  /s/ Sheila C. Weimer
                                      -------------------------
                                      Name:   Sheila C. Weimer
                                      Title:  Vice President

                                 ING HIGH INCOME PRINCIPAL
                                   PRESERVATION FUND
                                   HOLDINGS, LDC

                                   By: ING Capital Advisors, Inc. as
                                       Investment Advisor

                                 By: /s/ Jane M. Nelson
                                     --------------------------
                                     Name: Jane M. Nelson
                                     Title: Senior Vice President

                                 KZH - CYPRESSTREE-1 CORPORATION

                                 By: /s/ Peter Chin
                                     --------------------------
                                     Name: Peter Chin
                                     Title: Authorized Agent

                                 THE MITSUBISHI TRUST AND BANKING
                                   CORPORATION

                                 By:
                                     --------------------------
                                     Name:
                                     Title:

                                 MORGAN STANLEY DEAN WITTER
                                   PRIME INCOME TRUST
                                   By: c/o Morgan Stanley Dean Witter
                                   Advisors, Inc.

                                 By:
                                     -----------------------------
                                     Name:
                                     Title:

                                 NATIONAL CITY BANK

                                 By:
                                     -----------------------------
                                     Name:
                                     Title:

                                 OXFORD STRATEGIC INCOME FUND
                                   By: Eaton Vance Management, as
                                   Investment Advisor

                                 By: /s/ Payson F. Swaffield
                                     ------------------------------
                                     Name: Payson F. Swaffield
                                     Title: Vice President

                                 SENIOR DEBT PORTFOLIO
                                   By: Boston Management and Research, as
                                   Investment Advisor

                                 By: /s/ Payson F. Swaffield
                                     -------------------------------
                                     Name: Payson F. Swaffield
                                     Title: Vice President

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                                 STATE STREET BANK AND TRUST CO.

                                 By: /s/ Thomas M. O'Reilly
                                     --------------------------
                                     Name: Thomas M. O'Reilly
                                     Title: Vice President

                                 SUNTRUST BANK

                                 By: /s/ David W. Penter
                                     --------------------------
                                     Name: David W. Penter
                                     Title: Senior Vice President

                                 UNION BANK OF CALIFORNIA, N.A.

                                 By: /s/ David W. Kinkela
                                     --------------------------
                                     Name: David W. Kinkela
                                     Title: Vice President